SPINOFF OF LIQUIDS PIPELINES BUSINESS	12 Months Ended
Dec. 31, 2023
Spin off Transactions [Abstract]
SPINOFF OF LIQUIDS PIPELINES BUSINESS	SPINOFF OF LIQUIDS PIPELINES BUSINESS
On July 27, 2023, TC Energy announced plans to separate into two independent, investment-grade, publicly listed companies through the proposed spinoff of its Liquids Pipelines business (the spinoff Transaction) and on November 8, 2023 the Company communicated that the name of the new Liquids Pipelines business would be South Bow Corporation (South Bow). In addition to TC Energy shareholder and court approvals, the spinoff Transaction is subject to receipt of favourable tax rulings from Canadian and U.S. tax authorities, receipt of necessary regulatory approvals, and satisfaction of other customary closing conditions. TC Energy expects that the spinoff Transaction will be completed in the second half of 2024.
Under the spinoff Transaction, TC Energy shareholders will retain their current ownership in TC Energy’s common shares and receive a pro-rata allocation of common shares in South Bow. The determination of the number of common shares in South Bow to be distributed to TC Energy shareholders will be determined prior to the closing of the spinoff Transaction. The spinoff Transaction is expected to be tax free to TC Energy’s Canadian and U.S. shareholders.
For the year ended December 31, 2023, the Company incurred pre-tax Liquids Pipelines business separation costs of $40 million ($34 million after tax) with respect to the spinoff Transaction, which included internal costs related to separation activities, legal, tax, audit and other consulting fees recorded in Plant operating costs and other in the Consolidated statement of income.